SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: September 27, 2000
----------------------------------
(Date of earliest event reported)

Commission File No.:  333-45578





                    Wells Fargo Asset Securities Corporation
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        Delaware                                         52-1972128
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(State of Incorporation)                    (I.R.S. Employer Identification No.)



7485 New Horizon Way
Frederick, Maryland                                                  21703
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Address of principal executive offices                             (Zip Code)



                                 (301) 846-8881
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               Registrant's Telephone Number, including area code



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              (Former name, former address and former fiscal year,
                         if changed since last report)





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ITEM 5.     Other Events
            ------------

            Attached as an exhibit are the Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Wells Fargo Asset Securities Corporation which are hereby filed pursuant to such letter.

ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits


Item 601(a)
of Regulation S-K
Exhibit No.                     Description
-----------------

        (99) Collateral Term Sheets prepared by Wells Fargo Asset Securities Corporation in connection with Wells Fargo Asset Securities Corporation, Mortgage Asset-Backed Pass-Through Certificates, Series 2000-1

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      WELLS FARGO ASSET SECURITIES CORPORATION


September 27, 2000

                                      By: /s/ Alan S. McKenney
                                         ---------------------------------------
                                         Alan S. McKenney
                                         Vice President

                                INDEX TO EXHIBITS
                                -----------------


                                                                   Paper (P) or
Exhibit No.                  Description                          Electronic (E)
-----------                  -----------                          --------------

   (99)                      Collateral Term Sheets                       E
                             prepared by Wells
                             Fargo Asset Securities
                             Corporation in connection
                             with Wells Fargo Asset
                             Securities Corporation,
                             Mortgage Asset-Backed
                             Pass-Through Certificates,
                             Series 2000-1